1 NEWS RELEASE Contact: Matt Brown Senior Vice President and CFO U.S. Concrete, Inc. 817-835-4105 FOR IMMEDIATE RELEASE U.S. CONCRETE ANNOUNCES 2014 THIRD QUARTER RESULTS Third Quarter Highlights • Adjusted EBITDA increased 40.3% year-over-year, to $26.2 million • Consolidated revenue increased 18.2%, to $197.6 million • Ready-mixed concrete sales volume rose 9.1%, to approximately 1.6 million cubic yards • Ready-mixed concrete average sales price improved 6.4%, to $111.15 per cubic yard • Aggregate products sales volume rose 38.9%, to approximately 1.5 million tons • Aggregate products average sales price improved 5.7%, to $9.39 per ton • Gross profit increased $8.7 million with margin improvement of 150 basis points EULESS, TEXAS – November 6, 2014 – U.S. Concrete, Inc. (NASDAQ: USCR) today reported adjusted EBITDA of $26.2 million in the third quarter of 2014, compared to $18.7 million in the third quarter of 2013. Adjusted EBITDA margin, which is adjusted EBITDA as a percentage of revenue, was 13.2% for the third quarter of 2014, compared to 11.2% in the third quarter of 2013. Net income was $13.0 million, or $0.94 per diluted share, for the third quarter of 2014, compared to net loss of $(7.3) million, or $(0.55) per diluted share, in the third quarter of 2013. William J. Sandbrook, President and Chief Executive Officer of U.S. Concrete, stated “We once again delivered outstanding results, while at the same time, making great progress in the execution of our strategic plan. Organic growth was strong in all regions and both segments of our business. We continue to demonstrate our ability to stay ahead of raw material price increases as our operating margins showed healthy expansion and our year-to-date EBITDA margin of 11.0 percent is at its highest point in the Company's history through three quarters. In August we purchased the assets of two companies in our West Texas market located in Wichita Falls and Burkburnett, TX. The acquisitions included three ready- mixed concrete plants and 24 ready-mixed concrete mixer trucks which will expand and strengthen our presence in the region. In October we closed two strategic acquisitions for combined cash consideration of $52.6 million, one that will broaden our platform for growth in Texas ready-mix markets and one that will enhance our operating efficiency through increased aggregates distribution in New York City and Long Island. We are very pleased with our operating results, as well as the

2 progress we continue to make in our development strategy, and will remain focused on building on our momentum through the end of the year." THIRD QUARTER 2014 RESULTS (all comparisons, unless noted, are with the prior year quarter) Consolidated revenue increased 18.2% to $197.6 million, compared to $167.2 million in the prior year. Revenue from the ready-mixed concrete segment increased $24.3 million, or 16.1%, driven by both volume and pricing. The Company’s ready-mixed concrete sales volume was 1.6 million cubic yards, up 9.1% over prior year. Ready-mixed concrete average sales price per cubic yard increased $6.68, or 6.4%, to $111.15 compared to $104.47 in the prior year. Aggregate products segment revenue increased $5.6 million, or 49.0%, to $17.1 million due to increased sales volume of 412 thousand tons, an improvement of 38.9% over prior year. Consolidated gross profit increased $8.7 million with a 150 basis point expansion in margin year-over-year. Consolidated adjusted EBITDA of $26.2 million, increased $7.5 million with a 200 basis point expansion in margin year-over-year. Ready- mixed concrete adjusted EBITDA of $26.6 million, increased 37.2% with a 230 basis point expansion in margin and a 140 basis point improvement in raw material spread year-over-year. Aggregate products adjusted EBITDA of $4.0 million, increased 29.6% year-over-year. Selling, general and administrative (“SG&A”) expenses were $15.4 million compared to $14.4 million in the prior year. As a percentage of total revenue, SG&A expenses decreased to 7.8%, compared to 8.6% in the prior year. Excluding non- cash stock compensation, severance and acquisition related legal and professional fees, SG&A was 6.9% of total revenue compared to 7.6% in the prior year. During the third quarter of 2014, the Company recorded a $0.1 million non-cash gain related to derivatives. This non- cash gain was comprised of fair value changes in the Company's warrants. This compares to a non-cash loss of $5.5 million during the third quarter of 2013. These changes were due to the increase in the price and changes in volatility of the Company's stock during the third quarters of 2014 and 2013. The Company’s free cash flow in the third quarter of 2014 was $15.2 million, compared to $11.8 million in the prior year. The increase in free cash flow was due to improved financial performance and related cash flow from operations offset by $4.0 million of increased capital expenditures over the prior year. The increase in capital expenditures was due to higher spending on mixer trucks, an aggregate plant upgrade in New Jersey and ready-mix plant improvements, all to support the growing demand in our markets. The Company’s net debt at September 30, 2014 was $125.9 million, up $24.5 million from December 31, 2013. The increase in net debt was due to a reduction in cash and cash equivalents and additional debt incurred during the third quarter of 2014 for the financing of mixer truck purchases. The decrease in cash and cash equivalents for the nine months ended September 30, 2014 was primarily due to increased capital expenditures, the green-fielding of the Red River sand and gravel operation and the acquisition of five ready-mixed concrete plants in west Texas. In addition, the Company purchased $4.8 million of its common stock in accordance with the share repurchase program authorized during the second quarter of 2014. Cash and cash equivalents increased $7.3 million during the third quarter of 2014. Net debt at September 30, 2014 was comprised of total debt of $220.1 million, less cash and cash equivalents of $94.2 million.

3 Ready-mixed backlog at the end of the third quarter of 2014 was approximately 4.4 million cubic yards, up 16.4% compared to the end of the third quarter of 2013 and up 9.0% since the beginning of the year. ACQUISITIONS On October 21, 2014, the Company announced the acquisition of (i) the assets of Custom-Crete and (ii) the equity of New York Sand and Stone, LLC, for combined purchase consideration of $52.6 million in cash. Custom-Crete is the largest volumetric concrete producer in Texas with 11 volumetric ready-mixed concrete facilities and 61 volumetric ready-mixed concrete trucks located in Dallas/Fort Worth, Houston, San Antonio and Austin. The addition of the volumetric ready-mixed concrete locations broadens U.S. Concrete's product line offerings in Texas and expands the Company's presence into all of the major metropolitan markets in Texas. The acquisition of New York Sand and Stone, LLC includes the assignment of leases to operate two existing aggregate distribution terminals on the East River in Brooklyn, New York. Associated with the acquisition, the Company concurrently entered into an exclusive sales and marketing agreement with Inwood Materials Terminal LLC, which includes a dock located in Inwood, New York on the South Shore of western Long Island. These transactions will allow for more efficient delivery of raw materials to the Company's production facilities and ease distribution of aggregate products to the large construction markets of New York City's five boroughs as well as Nassau and Suffolk counties on Long Island. Including these recent announcements, the Company has now completed eight transactions during 2014. CONFERENCE CALL U.S. Concrete has scheduled a conference call for Thursday, November 6, 2014 at 10:00 a.m. Eastern time, to review its third quarter 2014 results. To participate in the call, dial Toll-free: (877) 312-8806 – Conference ID: 25935110 at least ten minutes before the conference call begins and ask for the U.S. Concrete conference call. A replay of the conference call will be available after the call under the investor relations section of the Company’s website at www.us-concrete.com. Investors, analysts and the general public will also have the opportunity to listen to the conference call over the Internet by accessing www.us-concrete.com. To listen to the live call on the Web, please visit the Web site at least 15 minutes early to register, download and install any necessary audio software. For those who cannot listen to the live Web cast, an archive will be available shortly after the call under the investor relations section of the Company’s website at www.us-concrete.com. USE OF NON-GAAP FINANCIAL MEASURES This press release uses the non-GAAP financial measures “adjusted EBITDA,” “adjusted net income (loss),” “adjusted EBITDA margin,” “free cash flow” and “net debt.” The Company has included adjusted EBITDA and adjusted EBITDA margin in this press release because it is widely used by investors for valuation and comparing the Company’s financial performance with the performance of other building material companies. The Company also uses adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of its operations. Adjusted EBITDA does not give effect to the cash the Company must use to service its debt or pay its income taxes, and thus does not reflect the funds actually available for capital expenditures. In addition, the Company’s presentation of adjusted EBITDA and adjusted EBITDA margin may not be comparable to similarly titled measures that other companies report. The Company considers free cash flow to be an important indicator of its ability to service debt and generate cash for acquisitions and other strategic

4 investments. The Company believes that net debt is useful to investors as a measure of its financial position. The Company presents adjusted net income (loss) and adjusted net income (loss) per share to provide more consistent information for investors to use when comparing operating results for the third quarter of 2014 to the third quarter of 2013. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported operating results or cash flow from operations or any other measure of performance as determined in accordance with GAAP. See the attached “Additional Statistics” for reconciliation of each of these non-GAAP financial measures to the most comparable GAAP financial measures for the quarters ended September 30, 2014 and 2013. ABOUT U.S. CONCRETE U.S. Concrete services the construction industry in several major markets in the United States through its two business segments: ready-mixed concrete and aggregate products. The Company has 118 standard ready-mixed concrete plants, 11 volumetric ready-mixed concrete facilities, and 10 producing aggregates facilities. During 2013, U.S. Concrete produced approximately 5.2 million cubic yards of ready-mixed concrete and approximately 3.6 million tons of aggregates. For more information on U.S. Concrete, visit www.us-concrete.com. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS This press release contains various forward-looking statements and information that are based on management's belief, as well as assumptions made by and information currently available to management. These forward-looking statements speak only as of the date of this press release. The Company disclaims any obligation to update these statements and cautions you not to rely unduly on them. Forward-looking information includes, but is not limited to, statements regarding: the stability of the business; encouraging nature of third quarter volume and pricing increases; ready-mix backlog; ability to maintain our cost structure and the improvements achieved during our restructuring and monitor fixed costs; ability to maximize liquidity, manage variable costs, control capital spending and monitor working capital usage; and the adequacy of current liquidity. Although U.S. Concrete believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that those expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including, among other matters: general and regional economic conditions; the level of activity in the construction industry; the ability of U.S. Concrete to complete acquisitions and to effectively integrate the operations of acquired companies; development of adequate management infrastructure; departure of key personnel; access to labor; union disruption; competitive factors; government regulations; exposure to environmental and other liabilities; the cyclical and seasonal nature of U.S. Concrete's business; adverse weather conditions; the availability and pricing of raw materials; the availability of refinancing alternatives; and general risks related to the industry and markets in which U.S. Concrete operates. Should one or more of these risks materialize, or should underlying assumptions prove incorrect, actual results or outcomes may vary materially from those expected. These risks, as well as others, are discussed in greater detail in U.S. Concrete's filings with the Securities and Exchange Commission, including U.S. Concrete's Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent Quarterly Reports on Form 10-Q. (Tables Follow)

5 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited) (in thousands, except per share amounts) Three months ended September 30, Nine months ended September 30, 2014 2013 2014 2013 Revenue $ 197,589 $ 167,196 $ 524,204 $ 450,011 Cost of goods sold before depreciation, depletion and amortization 157,689 135,991 427,538 372,648 Selling, general and administrative expenses 15,404 14,387 43,435 44,920 Depreciation, depletion and amortization 6,010 4,725 16,392 14,090 Gain on sale of assets (3) (39) (306) (65) Income from operations 18,489 12,132 37,145 18,418 Interest expense, net 5,080 2,477 15,145 7,837 Derivative gain (loss) 65 (5,467) (2,306) (25,829) (Loss) gain on extinguishment of debt — (1,673) — 2,631 Other income, net 580 380 1,606 1,357 Income (loss) from continuing operations before income taxes 14,054 2,895 21,300 (11,260) Income tax expense 788 9,976 1,540 1,710 Income (loss) from continuing operations 13,266 (7,081) 19,760 (12,970) Loss from discontinued operations, net of taxes (259) (221) (45) (2,021) Net income (loss) $ 13,007 $ (7,302) $ 19,715 $ (14,991) Basic income (loss) per share: Income (loss) from continuing operations $ 0.98 $ (0.54) $ 1.46 $ (1.02) Loss from discontinued operations, net of taxes (0.02) (0.01) — (0.16) Net income (loss) per share – basic $ 0.96 $ (0.55) $ 1.46 $ (1.18) Diluted income (loss) per share: Income (loss) from continuing operations $ 0.96 $ (0.54) $ 1.42 $ (1.02) Loss from discontinued operations, net of taxes (0.02) (0.01) — (0.16) Net income (loss) per share – diluted $ 0.94 $ (0.55) $ 1.42 $ (1.18) Weighted average shares outstanding: Basic 13,497 13,207 13,540 12,705 Diluted 13,876 13,207 13,882 12,705

6 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED BALANCE SHEETS (in thousands) September 30, 2014 December 31, 2013 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 94,161 $ 112,667 Trade accounts receivable, net of allowances of $2,463 and $2,813 as of September 30, 2014 and December 31, 2013, respectively 124,149 92,163 Inventories 27,546 27,610 Deferred income taxes 1,929 708 Prepaid expenses 3,911 3,416 Other receivables 3,679 3,205 Assets held for sale 5,162 — Other current assets 481 2,457 Total current assets 261,018 242,226 Property, plant and equipment, net of accumulated depreciation, depletion, and amortization of $67,185 and $54,694 as of September 30, 2014 and December 31, 2013, respectively 162,199 138,560 Goodwill 16,233 11,646 Intangible assets, net 12,769 13,073 Other assets 8,446 8,485 Total assets $ 460,665 $ 413,990 LIABILITIES AND EQUITY Current liabilities: Accounts payable $ 44,501 $ 38,518 Accrued liabilities 58,933 42,950 Current maturities of long-term debt 4,921 3,990 Liabilities held for sale 714 — Derivative liabilities 23,996 21,690 Total current liabilities 133,065 107,148 Long-term debt, net of current maturities 215,186 210,154 Other long-term obligations and deferred credits 6,317 7,921 Deferred income taxes 6,474 5,040 Total liabilities 361,042 330,263 Commitments and contingencies Equity: Preferred stock — — Common stock 15 14 Additional paid-in capital 155,733 152,695 Accumulated deficit (43,610) (63,325) Treasury stock, at cost (12,515) (5,657) Total stockholders’ equity 99,623 83,727 Total liabilities and equity $ 460,665 $ 413,990

7 U.S. CONCRETE, INC. AND SUBSIDIARIES CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited) (in thousands) Nine months ended September 30, 2014 2013 CASH FLOWS FROM OPERATING ACTIVITIES: Net income (loss) $ 19,715 $ (14,991) Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation, depletion and amortization 16,392 14,202 Debt issuance cost amortization 1,243 1,775 Gain on extinguishment of debt — (2,631) Amortization of facility exit costs — (142) Amortization of discount on long-term incentive plan and other accrued interest 305 381 Net loss on derivative 2,306 25,829 Net (gain) loss on sale of assets (945) 237 Deferred income taxes 1,187 1,331 Deferred rent — 513 Provision for doubtful accounts and customer disputes 929 843 Stock-based compensation 2,647 4,722 Changes in assets and liabilities, excluding effects of acquisitions: Accounts receivable (34,440) (26,093) Inventories (109) (1,854) Prepaid expenses and other current assets (201) 2,546 Other assets and liabilities (398) (2,569) Accounts payable and accrued liabilities 21,912 22,740 Net cash provided by operating activities 30,543 26,839 CASH FLOWS FROM INVESTING ACTIVITIES: Purchases of property, plant and equipment (29,160) (13,365) Payments for acquisitions (9,498) (5,261) Proceeds from disposals of property, plant and equipment 2,761 218 Payments for disposal of business units — (2,333) Net cash used in investing activities (35,897) (20,741) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from revolver borrowings 213 107,204 Repayments of revolver borrowings (213) (102,504) Proceeds from exercise of stock options and warrants 391 205 Payments of other long-term obligations (2,250) — Payments for other financing (3,478) (1,420) Debt issuance costs (957) (2,040) Payments for share repurchases (4,824) — Other treasury share purchases (2,034) (4,615) Net cash used in financing activities (13,152) (3,170) NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS (18,506) 2,928 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 112,667 4,751 CASH AND CASH EQUIVALENTS AT END OF PERIOD 94,161 7,679

8 U.S. CONCRETE, INC. AND SUBSIDIARIES SELECTED REPORTABLE SEGMENT INFORMATION (Unaudited) (in thousands) Three months ended September 30, Nine months ended September 30, 2014 2013 2014 2013 Revenue: Ready-mixed concrete Sales to external customers $ 175,876 $ 151,545 $ 473,977 $ 410,046 Aggregate products Sales to external customers 11,127 6,903 23,071 15,601 Intersegment sales 6,013 4,604 15,438 12,562 Total aggregate products 17,140 11,507 38,509 28,163 Total reportable segment revenue 193,016 163,052 512,486 438,209 Other products and eliminations 4,573 4,144 11,718 11,802 Total revenue $ 197,589 $ 167,196 $ 524,204 $ 450,011 Reportable Segment Adjusted EBITDA: Ready-mixed concrete $ 26,641 $ 19,418 $ 63,642 $ 46,624 Aggregate products 4,045 3,122 7,390 4,667 Total reportable segment Adjusted EBITDA $ 30,686 $ 22,540 $ 71,032 $ 51,291 Reconciliation of reportable segment Adjusted EBITDA to income (loss) from continuing operations before income taxes: Total reportable segment Adjusted EBITDA $ 30,686 $ 22,540 $ 71,032 $ 51,291 Other products and eliminations income from operations 1,326 1,165 2,654 2,888 Corporate overhead (7,897) (7,300) (21,339) (23,098) Depreciation, depletion and amortization for reportable segments (5,196) (3,975) (13,971) (11,768) Interest expense, net (5,080) (2,477) (15,145) (7,837) Corporate (loss) gain on early extinguishment of debt — (1,673) — 2,631 Corporate derivative gain (loss) 65 (5,467) (2,306) (25,829) Corporate and other products and eliminations other income, net 150 82 375 462 Income (loss) from continuing operations before income taxes $ 14,054 $ 2,895 $ 21,300 $ (11,260)

9 U.S. CONCRETE, INC. ADDITIONAL STATISTICS (Unaudited) We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, our management believes that certain non-GAAP performance measures and ratios, which our management uses in managing our business, may provide users of this financial information additional meaningful comparisons between current results and results in prior operating periods. See the table below for (1) presentations of our adjusted EBITDA, adjusted EBITDA margin and Free Cash Flow for the quarters ended September 30, 2014 and 2013, and Net Debt as of September 30, 2014 and December 31, 2013 and (2) corresponding reconciliations to GAAP financial measures for the quarters ended September 30, 2014 and 2013 and as of September 30, 2014 and December 31, 2013. We have also provided below (1) the impact of non-cash stock compensation expense, derivative losses, gain (loss) on extinguishment of debt, officer severance and expenses related to the Company’s relocation of the corporate headquarters on net income (loss) and net income (loss) per share and (2) corresponding reconciliations to GAAP financial measures for the quarters ended September 30, 2014 and 2013. We have also shown below certain Ready-Mixed Concrete Statistics for the quarters ended September 30, 2014 and 2013. We define adjusted EBITDA as our net income (loss) from continuing operations, plus the provision (benefit) for income taxes, net interest expense, depreciation, depletion and amortization, non-cash stock compensation expense, derivative (gain) loss, gain (loss) on extinguishment of debt, officer severance and expense related to the Company’s relocation of the corporate headquarters. We define adjusted EBITDA margin as the amount determined by dividing adjusted EBITDA by total revenue. We have included adjusted EBITDA and adjusted EBITDA margin in the accompanying tables because they are widely used by investors for valuation and comparing our financial performance with the performance of other building material companies. We also use adjusted EBITDA and adjusted EBITDA margin to monitor and compare the financial performance of our operations. Adjusted EBITDA does not give effect to the cash we must use to service our debt or pay our income taxes and thus does not reflect the funds actually available for capital expenditures. In addition, our presentation of adjusted EBITDA may not be comparable to similarly titled measures other companies report. We define adjusted net income (loss) and adjusted net income (loss) per share as net income (loss) and net income (loss) per share excluding non-cash stock compensation expense, derivative loss, gain (loss) on extinguishment of debt, officer severance and expense related to the Company’s relocation of the corporate headquarters. We present adjusted net income (loss) and adjusted net income (loss) per share to provide more consistent information for investors to use when comparing operating results for the quarters ended September 30, 2014 and 2013. We define Free Cash Flow as cash provided by (used in) operations less capital expenditures for property, plant and equipment, net of disposals. We consider Free Cash Flow to be an important indicator of our ability to service our debt and generate cash for acquisitions and other strategic investments. We define Net Debt as total debt, including current maturities and capital lease obligations, minus cash and cash equivalents. We believe that Net Debt is useful to investors as a measure of our financial position. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, our reported operating results or cash flow from operations or any other measure of performance prepared in accordance with GAAP.

10 Three months ended September 30, 2014 2013 (In thousands, except average price amounts and net income (loss) per share) Ready-Mixed Concrete Statistics: Average price per cubic yard (in dollars) $ 111.15 $ 104.47 Volume in cubic yards 1,579 1,447 Aggregate Products Statistics: Average price per ton (in dollars) $ 9.39 $ 8.88 Sales volume in tons 1,471 1,059 Adjusted Net Income and EPS: Net Income (loss) $ 13,007 $ (7,302) Add: Derivative loss (65) 5,467 Add: Loss on extinguishment of debt — 1,673 Add: Non-cash stock compensation expense 1,097 1,176 Add: Officer severance — 245 Adjusted net income $ 14,039 $ 1,259 Net income (loss) per diluted share (1) $ 0.94 $ (0.55) Impact of derivative loss — 0.40 Impact of loss on extinguishment of debt — 0.12 Impact of non-cash stock compensation expense 0.08 0.09 Impact of officer severance — 0.02 Adjusted net income per diluted share $ 1.01 $ 0.09 Adjusted EBITDA reconciliation: Net income (loss) from continuing operations $ 13,266 $ (7,081) Income tax expense 788 9,976 Interest expense, net 5,080 2,477 Derivative (gain) loss (65) 5,467 Depreciation, depletion and amortization 6,010 4,725 Loss on extinguishment of debt — 1,673 Non-cash stock compensation expense 1,097 1,176 Officer severance — 245 Adjusted EBITDA $ 26,176 $ 18,658 Adjusted EBITDA margin 13.2% 11.2% Free Cash Flow reconciliation: Net cash provided by operating activities $ 24,239 $ 17,428 Less: capital expenditures (9,266) (5,249) Plus: proceeds from the sale of property, plant and equipment 274 45 Less: payments made in the disposal of business units — (467) Free Cash Flow $ 15,247 $ 11,757 As of As of September 30, 2014 December 31, 2013 Net Debt reconciliation: Total debt, including current maturities and capital lease obligations $ 220,107 $ 214,144 Less: cash and cash equivalents 94,161 112,667 Net Debt $ 125,946 $ 101,477 (1) Net loss per diluted share for the three months ended September 30, 2013 excludes common stock equivalents of 359 thousand shares from our options and restricted stock that are included in adjusted net income per diluted share as their impact is anti-dilutive based on the net loss for the period.

11 Nine months ended September 30, 2014 2013 (In thousands, except average price amounts and net income (loss) per share) Ready-Mixed Concrete Statistics: Average price per cubic yard (in dollars) $ 109.51 $ 102.98 Volume in cubic yards 4,319 3,970 Aggregate Products Statistics: Average price per ton (in dollars) $ 9.33 $ 8.77 Sales volume in tons 3,429 2,706 Adjusted Net Income and EPS: Net Income (loss) $ 19,715 $ (14,991) Add: Derivative loss 2,306 25,829 Add: Gain on extinguishment of debt — (2,631) Add: Non-cash stock compensation expense 2,647 4,721 Add: Officer severance — 245 Add: Expenses related to corporate headquarters’ relocation — 512 Adjusted net income $ 24,668 $ 13,685 Net income (loss) per diluted share (1) $ 1.42 $ (1.18) Impact of derivative loss 0.17 1.96 Gain on extinguishment of debt — (0.20) Impact of non-cash stock compensation expense 0.19 0.36 Impact of officer severance — 0.02 Impact of expenses related to corporate headquarters’ relocation — 0.04 Adjusted net income per diluted share $ 1.78 $ 1.04 Adjusted EBITDA reconciliation: Net income (loss) from continuing operations $ 19,760 $ (12,970) Income tax expense 1,540 1,710 Interest expense, net 15,145 7,837 Derivative loss 2,306 25,829 Depreciation, depletion and amortization 16,392 14,090 Gain on extinguishment of debt — (2,631) Non-cash stock compensation expense 2,647 4,721 Officer severance — 245 Expenses related to corporate headquarters’ relocation — 512 Adjusted EBITDA $ 57,790 $ 39,343 Adjusted EBITDA margin 11.0% 8.7% Free Cash Flow reconciliation: Net cash provided by operations $ 30,543 $ 26,839 Less: capital expenditures (29,160) (13,365) Plus: proceeds from the sale of property, plant and equipment 2,761 218 Less: payments made in the disposal of business units — (2,333) Free Cash Flow $ 4,144 $ 11,359 (1) Net loss per diluted share for the nine months ended September 30, 2013 excludes common stock equivalents of 467 thousand shares from our options and restricted stock that are included in adjusted net income per diluted share as their impact is anti-dilutive based on the net loss for the period.